AMENDMENT SIX TO AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT

This Amendment Six to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) is dated November 27, 2015 (“Effective Date”) by and between ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation (“Borrower”) and BOKF, NA dba Bank of Oklahoma, formerly known as Bank of Oklahoma, N.A. (“Lender”).

RECITALS

A.           Reference is made to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 30, 2010 (as amended, the “Loan Agreement”), by and between Borrower and Lender, under which currently exists a $7,000,000 revolving line (“Revolving Line”), a $2,760,000 term loan, and a $5,000,000 term loan (separately and collectively, the "Loan"),  and pursuant to which other loan documents were executed and delivered to Lender, including without limitation the following (together with the Loan Agreement, separately and collectively, the “Loan Documents”):  (i) $7,000,000 Promissory Note (“Existing Line Note”) dated November 28, 2014 payable by Borrower to the order of Lender and maturing November 27, 2015; (ii) $2,760,000 Promissory Note dated November 20, 2006 payable by Borrower to the order of Lender,  maturing November 30, 2021; (iii) $5,000,000 Promissory Note dated March 4, 2014 payable by Borrower to the order of Lender,  maturing March 4, 2019 (iv) Security Agreements; (v) Guaranty Agreements from each of the Guarantors; (vi) Subordination Agreements; and (vii) other instruments, documents and agreements executed or delivered to Lender in connection with the Loan Agreement.

B. Borrower has requested Lender to extend its Commitment as to the Revolving Line and the maturity date of the Existing Line Note to March 31, 2017; and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

For valuable consideration received, Borrower and Lender agree to the following:

1. Definitions.  Capitalized terms used in this Amendment (including capitalized terms used in the Recitals) that are not otherwise defined herein have the respective meanings ascribed to them in the Loan Agreement.  The following definitions are hereby incorporated into the Loan Agreement.

“Sprint Insured Qualified Receivables” means accounts receivables payable by Sprint Corporation to the Borrower, which are (i) at all times insured (“Sprint A/R Insurance”) in amounts and by an insurer acceptable to Lender in its sole discretion, and (ii) Qualified Receivables other than with respect to the payment date which shall be no more than one hundred eighty (180) days from the invoice date.  And for purposes hereof, Sprint

Corporation shall be deemed as a Lender Approved Account Debtor as defined in Section 1.60 of the Loan Agreement.

2. Amendments to Loan Agreement.

2.1. Revolving Line Commitment.  Subject to the terms and conditions of this Amendment, Lender agrees to extend its Commitment as to the Revolving Line to March 31, 2017; and in furtherance hereof: (i) Section 1.72 (Termination Date) is hereby amended to replace the date “November 27, 2015” to now read “March 31, 2017”; and (ii) Borrower shall execute and deliver to Lender the $7,000,000 Promissory Note (“Renewal Line Note”),  in form and content as set forth on EXHIBIT A hereto, which evidences an extension, renewal and modification, but not a novation or payment, of the Existing Line Note.

2.2. Borrowing Base.  Section 1.5 is amended to read as follows:

“Borrowing Base” means, at any date of determination thereof, the sum of (A) eighty percent (80%) of Qualified Receivables at such date, plus (B) without duplication, ninety percent (90%) of Sprint Insured Qualified Receivables, plus (C) fifty percent (50%) of Qualified Inventory, with such value to be the lesser of (i) the direct cost of acquiring the Qualified Inventory and (ii) the appraised value, on a wholesale value basis (as established by an appraiser acceptable to Lender) of the Qualified Inventory consistent with the most recent appraisal of Qualified Inventory received and accepted by, or performed by, Lender, less (a) the outstanding principal balance of the $2,760,000 Term Note; (b) the outstanding principal balance of the $5,000,000 Term Note; and (c) the Exposure (as defined in the Credit Support Annex Paragraph 12 of the ISDA), to the extent that it exceeds $900,000. The Borrowing Base shall be primarily based upon the information provided by Borrower to Lender under the Borrowing Base Certificate; provided, that Lender reserves the right to adjust the Borrowing Base at any time based upon the results of any field audits performed from time to time by Lender or, at Lender’s discretion, any party (e.g., a third party inspector) on behalf of Lender. Any advance request based upon Sprint Insured Qualified Receivables shall be accompanied by written evidence to the Sprint A/R Insurance in form and content satisfactory to Lender in its sole discretion.

2.3. $7,000,000 Revolving Line.  Section 2.2 is amended to read as follows:

2.3.            $7,000,000 Revolving Line.  Subject to the terms and conditions of this Agreement, and so long as no Initial Default has occurred, Lender has extended a loan to Borrower (by advancing funds or issuing Letters of Credit pursuant to Section 2.8), such amounts up to $7,000,000 as Borrower may request from time to time on or before the maturity of the $7,000,000 Line Note, provided that the Aggregate Outstanding Credit Exposure shall not exceed the lesser of (i) $7,000,000, or (ii) the Borrowing Base.  Such Borrowing Base shall be computed on a monthly basis, and Borrower agrees to provide to Lender on the last day of each month with regard to the period commencing with the 16th day of the immediately preceding month through the 15th day of the current month, all information requested in connection therewith, including without limitation a Borrowing Base Certificate.  In the event Lender shall make advances in excess of the formula set forth above, any such advance shall, nevertheless, be secured by all Collateral.  In the event outstanding advances with respect to Qualified Receivables, Sprint Insured Qualified Receivables or Qualified Inventory fail to comply with such formula, by reason of any accounts receivable or inventory ceasing to be so qualified, for whatever reason, then Borrower shall immediately notify Lender of such situation and shall, within five (5) Business Days of the imbalance, either (i) reduce the amount of the outstanding balances to bring such amounts within the formulas prescribed, or (ii) provide additional Qualified Receivables, Sprint Qualified Receivables or Qualified Inventory, without any additional advance being made by Lender with respect thereto, necessary to comply with the formulas required herein.  Within the limits set forth in this Section 2.3, Borrower may borrow, repay and reborrow at any one time and from time to time.

2.4. Assignment of Insurance.  With respect to the Sprint A/R Insurance, Borrower hereby (i) assigns, transfers and conveys, and grants a first and prior security interest, to Lender in and to all proceeds thereunder to secure payment of the Obligations, and (ii) irrevocably appoints Lender as Borrower’s attorney in fact to make claims and to receive proceeds under the applicable Sprint A/R Insurance policy, which proceeds upon receipt shall be applied, first, to any costs, expenses and fees incurred by Lender, second, to reduce the principal balance under the Line Note, and third, to any other Obligations owing to Lender at its discretion.

2.5. Borrowing Base Certificate.  The form of the Borrowing Base Certificate shall now be in the form as set forth on EXHIBIT B hereto.

 3. Conditions.  The effectiveness of this Amendment is subject to satisfaction of the following.

3.1. Loan Documents.  The following loan documents and other instruments, documents and agreement shall be duly executed and/or delivered to Lender,  each in form and substance satisfactory to the Lender:

3.1.1. This Amendment and all Ratifications attached hereto;

3.1.2. The Renewal Line Note; and

3.1.3. Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

3.2. No Default.  No Event of Default shall have occurred and be continuing under the Loan Agreement or any other Loan Documents or will result from the execution of or performance under this Amendment or the documents executed pursuant hereto.

3.3. Legal Matters.  All legal matters required by Lender and Lender’s legal counsel to be satisfied by the Borrower and any other Loan Party and the transactions contemplated hereby shall have been satisfied satisfactory to the Lender and its legal counsel.

3.4. Ratification of Borrower.  Borrower  hereby (i) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and other Loan Documents to which it is a party remains true, correct and accurate as of the Effective Date, and are hereby restated.  Borrower further agrees and represents to Lender that the facts set forth in the Recitals are true and correct.

3.5. Ratification of Guarantor.  Each Guarantor, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies,  affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, its Guaranty as to all Obligations of the Borrower, including without limitation the Renewal Line Note and the Term Note, (iii) confirms that, after giving effect to the amendments provided for herein, its Guaranty remains in full force and effect, (iv) represents that each representation and warranty set forth in its Guaranty remains true, correct and accurate as of the Effective Date, and are hereby restated, and (v) acknowledges and agrees that nothing in this Amendment shall affect or impair any rights, remedies or powers which Lender may have under any of the Loan Documents, including without limitation the Guaranty.

3.6. Ratification of Collateral Documents.  Each of the Borrower and other Loan Parties to any instruments, documents, agreements, assignments, security agreements or similar security instruments (separately and collectively, the “Collateral Documents”) executed under and pursuant to the Loan Agreement to secure payment of the Obligations of Borrower to Lender, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies, affirms and restates each Collateral Document to which it is a party and agrees that the Collateral Documents are, and shall remain at all times during the term of the Loan, first and valid liens and security interests, (iii) confirms that, after giving effect to the amendments provided for herein, the Collateral Documents remain in full force and effect,  (iv) represents that each representation and warranty set forth in the Collateral Documents remains true and correct as of the Effective Date, and are hereby restated as of the Effective Date, and (v) ratifies and confirms that all Exhibits and Schedules attached to the Loan Agreement and other Loan Documents remain true, correct and accurate as of the Effective Date, and are hereby restated.

4. REPRESENTATIONS AND WARRANTIES.

4.1. Additional Representations and Warranties.  The Borrower further represents and warrants to the Lender that:

4.1.1. Each Borrower, and each other Loan Party to any Loan Document  has the requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Loan Agreement (as amended by this Amendment), and the other Loan Documents set forth under Section 3.1 (separately and collectively, the “Amendment Documents”).

4.1.2. The Amendment Documents are valid and legally binding obligations of each respective Loan Party, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

4.1.3. The execution, delivery and performance of the Amendment Documents by the Loan Parties do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of Borrower or any Loan Party, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which Borrower or any Loan Party is subject or by which the assets and property of the Borrower or any Loan Party is bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by the Borrower or any Loan Party pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower or any Loan Party is a party, other than liens in favor of the Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of the Lender or the Borrower’s or any Loan Party’s ability to perform its obligations under the Loan Agreement and related Loan Documents.

5. MISCELLANEOUS.

5.1. Effect of Amendment.  The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed, confirmed and restated in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment.  This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

5.2. Descriptive Headings.  The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

5.3. Governing Law.  This Amendment, the Loan Agreement, and all other Loan Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles.  Borrower hereby consents to the jurisdiction of any state or federal court located within the County of Tulsa, State of Oklahoma and irrevocably agrees that, subject to Lender’s election, all actions or proceedings arising out of or relating to the foregoing described documents and matters shall be litigated in such courts.  Borrower expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens.  Borrower hereby waives personal service of any and all process and agrees that all such service of process may be made upon Borrower by certified or registered mail, return receipt requested, addressed to Borrower at the address set forth in the Loan Agreement and service so made shall be complete ten (10) days after the same has been posted.

5.4. Reimbursement of Expenses.  Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation reasonable legal fees and out-of-pocket expenses of Riggs, Abney, Neal, Turpen, Orbison & Lewis, legal counsel to the Lender, incurred by Lender in connection herewith.

5.5. Release of Lender.  In consideration of the amendments contained herein, the Loan Parties hereby waive and release the Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof.  Each Loan Party acknowledges that it has consulted by legal counsel of its choice and that each Loan Party has voluntarily and without coercion or duress of any kind entered into this Amendment.

5.6. No Waiver.  Borrower expressly acknowledges and agrees that the execution of this Amendment shall not constitute a waiver, and shall not preclude the exercise, of any right, power or remedy granted to Lender in any Loan Document, or as provided by applicable law.  No previous amendment, modification, extension or compromise entered into with respect to any obligations of Borrower to Lender shall constitute a course of dealing or be inferred or construed as constituting an expressed or implied understanding to enter into any future modification, extension, waiver or compromise.  No delay on the part of Lender in exercising any right, power, or remedy shall operate as a waiver thereof, or otherwise prejudice Lender’s rights, powers, or remedies.

5.7. Entire Agreement.  This Amendment reflects the entire understanding of the Borrower and other Loan Parties as to the matters set forth herein.

5.8. Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

5.9. USA Patriot Act Notification.  The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance therewith.

5.10. Late Fees.  To the extent any payment due under any Loan Document is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to any usury savings clause in the Loan Documents and to the extent permitted by law, in addition to any interest or other fees and charges due under the applicable Loan Document, Borrower shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made.  Borrower agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments.

5.11. Waiver of Jury Trial.  Each of Borrower and Lender hereby irrevocably waives any and all right to trial by jury in any legal actions or proceeding arising out of or relating to the Loan Documents or the transactions contemplated thereby and agrees that any such action or proceeding shall be tried before a court and not before a jury.  Each of Borrower and Lender acknowledges that this waiver is a material inducement to enter into a business relationship, and that each has relied on the waiver in entering into this Amendment and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings.  Each of Borrower and Lender warrants and represents that each has had the opportunity of reviewing this jury waiver with legal counsel, and that each knowingly and voluntarily waives its jury trial rights.

5.12. Flood Insurance.  Borrower must provide evidence that flood insurance is not required of Lender; provided, that if the Mortgaged Property is located in a special flood hazard area, a notification thereof shall be provided to and acknowledged by the mortgagor, and adequate proof of flood insurance (either a declaration page or an application for flood insurance accompanied by proof of payment) must be delivered to Lender, equal to the lesser of (i) the outstanding principal balance of the Loan, (ii) the maximum amount available under the NFIP for the particular type of improvement, or (iii) the full insurable value of the improvement.

 (Signature page follows)

“Borrower”

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

“Lender”

BOKF, NA dba Bank of Oklahoma

By           /s/ Timberly Harding
Timberly Harding,
Vice President

[Signature page to Amendment Six to Revolving Credit and Term Loan Agreement]

RATIFICATION OF GUARANTY

As inducement for the Lender to enter into the Amendment Six to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective November 27, 2015, to which this Ratification is affixed, the undersigned Guarantors each hereby agrees to the Amendment, including Section 3.5 thereof. This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC.,
a Missouri corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC.,
a Nebraska corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC.,
a Texas corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT, LLC, an Oklahoma limited liability company, by conversion of Tulsat Corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By           ADDvantage Technologies Group, Inc.,
an Oklahoma corporation,
Its sole member and manager

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

NAVE COMMUNICATIONS COMPANY,
a Maryland company

By           /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

ADDVANTAGE ACQUISITION CORPORATION,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

RESTATED GUARANTY AGREEMENT JOINDER AGREEMENT

This Restated Guaranty Agreement Joinder Agreement is executed this 27th day of November, 2015 by the undersigned Subsidiary of ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation (“Borrower”) as required under and pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement, as amended from time to time (“Loan Agreement”) dated November 30, 2010 by and between Borrower and BOKF, NA dba Bank of Oklahoma (“Lender”).  The undersigned agrees to the following.

1. This Joinder Agreement shall be deemed attached to and made a part of the Restated Guaranty Agreement (“Guaranty”) dated March 4, 2014 executed by the Subsidiaries described therein.

2. By executing this Joinder Agreement, the undersigned hereby agrees that: (i) the undersigned has received an executed copy of the Loan Agreement, the Guaranty and all other Loan Documents and has approved all terms and conditions set forth therein; (ii) the undersigned herby assumes, and shall be deemed a Guarantor under, the Guaranty as though the undersigned was originally made a party thereto; (iii) the undersigned represents to Lender that the loan facilities and other benefits derived by Borrower under the Loan Agreement and other Loan Documents will provide direct and indirect benefit to the undersigned, and the undersigned acknowledges and agrees that Lender will rely upon this Joinder Agreement as inducement to perform its duties under the Loan Agreement and other Loan Documents.

TULSAT-ARIZONA, LLC, an Oklahoma limited liability company

By           /s/ Scott A. Francis
Scott A. Francis, Chief Financial Officer,
Treasurer and Secretary

RATIFICATION OF COLLATERAL DOCUMENTS

As inducement for the Lender to enter into the Amendment Six to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective November 27, 2015, to which this Ratification is affixed, the undersigned hereby agrees to the Amendment, including Section 3.6 thereof.  This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC.,
a Missouri corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC.,
a Nebraska corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC.,
a Texas corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT, LLC, an Oklahoma limited liability company, by conversion of Tulsat Corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By           ADDvantage Technologies Group, Inc.,
an Oklahoma corporation,
Its sole member and manager

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

NAVE COMMUNICATIONS COMPANY,
a Maryland company

By           /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

ADDVANTAGE ACQUISITION CORPORATION,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

RESTATED SECURITY AGREEMENT JOINDER AGREEMENT

This Restated Security Agreement Joinder Agreement is executed this 27th day of November, 2015 by the undersigned Subsidiary of ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation (“Borrower”) as required under and pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement, as amended from time to time (“Loan Agreement”) dated November 30, 2010 by and between Borrower and BOKF, NA dba Bank of Oklahoma (“Lender”).  The undersigned agrees to the following.

3. This Joinder Agreement shall be deemed attached to and made a part of the Restated Security Agreement (“Security Agreement”) dated February 28, 2014 executed by the Subsidiaries described therein.

4. By executing this Joinder Agreement, the undersigned hereby agrees that: (i) the undersigned has received an executed copy of the Loan Agreement, the Security Agreement and all other Loan Documents and has approved all terms and conditions set forth therein; (ii) the undersigned herby assumes, and shall be deemed a Grantor under, the Security Agreement as though the undersigned was originally made a party thereto; (iii) the undersigned represents to Lender that the loan facilities and other benefits derived by Borrower under the Loan Agreement and other Loan Documents will provide direct and indirect benefit to the undersigned, and the undersigned acknowledges and agrees that Lender will rely upon this Joinder Agreement as inducement to perform its duties under the Loan Agreement and other Loan Documents.

TULSAT-ARIZONA, LLC, an Oklahoma limited liability company

By           /s/ Scott A. Francis
Scott A. Francis, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT A

(Renewal Line Note)

EXHIBIT B

(Form of Borrowing Base Certificate)